Vanguard High Dividend Yield ETF

Summary Prospectus

February 22, 2013

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard High Dividend Yield Index Fund ETF Shares (VYM)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 22, 2013, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yield.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses		0.06%
12b-1 Distribution Fee		None
Other Expenses		0.04%
Total Annual Fund Operating Expenses		0.10%

Example

The following example is intended to help you compare the cost of investing in High Dividend Yield ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in High Dividend Yield ETF. This example assumes that High Dividend Yield ETF provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE® High Dividend Yield Index, which consists of common stocks of companies that pay dividends that generally are higher than average. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• High Dividend Yield ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of a High Dividend Yield ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy High Dividend
Yield ETF Shares on the secondary market, and you may receive more or less than
NAV when you sell those shares.

• Although High Dividend Yield ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of High Dividend Yield ETF Shares on NYSE Arca may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of High Dividend Yield ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard High Dividend Yield Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.45% (quarter ended September 30, 2009), and the lowest return for a quarter was –19.38% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2012
			Since
			Inception
			(Nov. 10,
	1 Year	5 Years	2006)
Vanguard High Dividend Yield Index Fund ETF Shares
Based on NAV
Return Before Taxes	12.68%	2.49%	2.90%
Return After Taxes on Distributions	12.13	2.00	2.43
Return After Taxes on Distributions and Sale of Fund Shares	8.95	2.03	2.41
Based on Market Price
Return Before Taxes	12.56	2.49	2.90
FTSE High Dividend Yield Index
(reflects no deduction for fees, expenses, or taxes)	12.75%	2.60%	3.01%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Fund since its inception in 2006.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard High Dividend Yield Index Fund ETF Shares—Fund Number 923

The Vanguard High Dividend Yield Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE High Dividend Yield Index (the “Index”) (upon which the Vanguard High Dividend Yield Index Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Vanguard High Dividend Yield Index Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

© 2013 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2, 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Vanguard Marketing Corporation, Distributor.

SP 923 022013